INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer of Tekni-Plex, Inc. to Exchange its 12.75% Series B Senior Subordinated Notes Due 2010 for All of its Outstanding 12.75% Senior Subordinated Notes Due 2010.

     1. Book-Entry Transfer; Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures. To tender in the Exchange Offer, holders must tender by (a) forwarding certificates herewith or (b) book-entry transfer, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" and "--Book-Entry Transfer" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an agent's message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. The term "Book-Entry Confirmation" means a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. Old Notes may be tendered in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution (by facsimile transmission, mail or hand delivery) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry

Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

    (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer); Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered or exchanged, the untendered or unexchanged principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered--Principal Amount of Old Notes Tendered (If Less Than All Are Tendered)." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the book-entry transfer facility system of DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the registered holder, or if New Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. Tax Identification Number. Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent (as payor) with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below which, in the case of a tendering holder who is an individual, is his or her Social Security Number. In the case of a tendering holder who is an individual who does not have and is not eligible to obtain a Social Security Number (e.g., a resident alien), the correct taxpayer identification number is such holder's IRS individual taxpayer identification number ("ITIN"). If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number, employer identification number or IRS individual taxpayer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 (Certificate of Foreign Status), signed under penalties of perjury, attesting to that holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 8, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     9. Determination of Validity. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assgns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

     11. Lost, Stolen or Destroyed Old Notes. If any certificates representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated on the front of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                       TO BE COMPLETED BY ALL TENDERING HOLDERS
                                                  (See Instruction 7)

-----------------------------------------------------------------------------------------------------------------------------------
                                             Payer's Name: HSBC Bank USA
-----------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                       Part I -- Enter your TIN in the appropriate  box.           Social security number, Employer
                                 For individuals, this is your social security               identification number OR IRS
                                 number (SSN). For individuals who do not have and           individual taxpayer identification
                                 are not eligible to obtain a Social Security Number,        number:
                                 this is your IRS individual taxpayer identification
Form W-9                         number (ITIN).  For other entities, it is your              --------------------------------------
                                 employer identification number (EIN).
                                 --------------------------------------------------------------------------------------------------

Department of the Treasury       Part 2 -- Certification -- Under penalties of perjury, I certify that:  Iftexempt recipient, write
Internal Revenue Service         (1) The number shown on this form is my correct Taxpayer                "EXEMPT" in the space
                                 Identification Number (or I am waiting for a number to be issued to     below.  See the
Payer's Request for Taxpayer     me) and (2) I am not subject to backup withholding either because       accompanying Guidelines
Identification Number (TIN)      (a) I am exempt from backup withholding, or (b) I have not been         for Certification of
                                 notified by the Internal Revenue Service ("IRS") that I am subjet       Taxpayer Identification
                                 to backup withholding as a result of a failure to report all            Number on Substitute
                                 interest on dividends, or (c) the IRS has notified me that I am no      FormtW-9.
                                 longer suubject to backup withholding.

                                 Certification Instructions -- You must cross out item (2) above if      Part 3 --
                                 you have been notified by the IRS that you are currently
                                 subject to backup withholding because you have failed to                Awaiting TIN [ ]
                                 report interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding do no cross out such item (2).

                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
                                 PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                                 REQUIRED TO AVOID BACKUP WITHHOLDING.

                                 SIGNATURE_______________________________DATE____________________________

                                 NAME____________________________________________________________________
                                                            (Please Print)

                                 BUSINESS NAME___________________________________________________________
                                                          (If different) (Please Print)

                                 ADDRESS_________________________________________________________________
                                                           (Please Print)

                                 ________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
          PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES
          FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
          DETAILS.


                                                                       7


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------------------------------------
                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature__________________________________________________________ Date_____________________________________

Name_________________________________________________________________________________________________________
                                                      (Please Print)

Address______________________________________________________________________________________________________
                                                      (Please Print)

-------------------------------------------------------------------------------------------------------------


                                                            8

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

How to Get a TIN

If you don't have a taxpayer identification number (a "TIN"), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from you local office of the Social Security Administration, or Form SS-4,

Application for Employer Identification Number (for businesses and all other entities), from you local IRS office. For individuals who do not have and are not eligible to obtain a Social Security Number, apply for an IRS taxpayer identification number on Form W-7 which is available from your local IRS office.

If you do not have a TIN, write "Applied For" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

NOTE: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one soon.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter you first name, the last name shown on your social security card, and your new last name.

Sole Proprietor. You must enter your individual name (enter either your social security number ("SSN") or your employer identification number ("EIN") in Part
1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

Part I -- TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. Also see the chart on the attached page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under "How to Get a TIN" above.

Part II -- For Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in the space provided, and sign and date the form.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding. For interest and dividends, all listed payees are exempt except the payee in item (ix). For broker transactions, payees listed in items (i) through (xiii), and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt.

(i)    a corporation;
(ii)   an organization exempt from tax under Section 501(a) of the Internal
       Revenue Code of 1986, as amended (the "Code"), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code;
(iii)  the United States or any of its agencies or instrumentalities;
(iv) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
(v) a foreign government or any of its political subdivisions, agencies or instrumentalities;
(vi) an international organization or any of its agencies or instrumentalities;
(vii)  a foreign central bank of issue;
(viii) a dealer in securities or commodities required to register in the United States or a possession of the United States;
(ix)   a futures commission merchant registered with the Commodity
       Futures Trading Commission;
(x)    a real estate investment trust;
(xi) an entity registered at all times during the tax year under the Investment Company Act of 1940;
(xii) a common trust fund operated by a bank under Section 584(a) of the Code;
(xiii) a financial institution;
(xiv) a middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List; or
(xv)   a trust exempt from tax under Section 664 or described in Section
       4947.

Privacy Act Notice -- Section 6109 requires you to give your TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.


                                       9

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
                              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                           NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Name and Identification Number to Give the Requester.--Social Security
numbers have nine digits separated by two hyphens: i.e. 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000.  The table below will help determine the number to give the requester.

-------------------------------    -------------------------       -------------------------------       -----------------------
For this type of account:          Give the SOCIAL                 For this type of account:             Give the TAXPAYER
                                   SECURITY NUMBER                                                       IDENTIFICATION
                                   of--                                                                  number of--
-------------------------------    -------------------------       -------------------------------       -----------------------

1. An individual's account         The individual                  10.   Corporate account               The corporation

2. Two or more individuals         The actual owner of the         11.   Religious, charitable, or       The organization
   (joint account)                 account or, if combined               educational organization
                                   funds, the first                      account
                                   individual on the
                                   account(1)                      12.   Partnership account held in     The partnership
                                                                         the name of the business
3. Husband and wife (joint         The actual owner of the
   account)                        account or, if joint            13.   Association, club, or other     The organization
                                   funds, the first                      tax-exempt organization
                                   individual on the
                                   account(1)                      14.   A broker or registered          The broker or nominee
                                                                         nominee
4. Custodian account of a minor    The minor(2)
   (Uniform Gift to Minors Act)                                    15.   Account with the Department     The public entity
                                                                         of Agriculture in the name
5. Adult and minor (joint          The adult or, if the                  of a public entity (such as
   account)                        minor is the only                     a State or local government,
                                   contributor, the                      school district, or
                                   minor(1)                              prison) that receives
                                                                         agricultural program
6. Account in the name of          The ward, minor, or                   payments
   guardian or committee for a     incompetent person(3)
   designated ward, minor, or
   incompetent person

7. a. The usual revocable          The grantor-trustee(1)
      savings trust account
      (grantor is also trustee)

   b. So-called trust account      The actual owner(1)
      that is not a legal or
      valid trust under State law

8. Sole proprietorship account     The owner(4)

9. A valid trust, estate, or       The legal entity (Do not
   pension trust                   furnish the identifying
                                   number of the personal
                                   representative or trustee
                                   unless the legal entity
                                   itself is not designated
                                   in the account title.) (5)
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(1)   List first and circle the name of the person whose number you furnish.
(2)   Circle the minor's name and furnish the minor's social security number.
(3)   Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)   Show your individual name.  You may also enter your business name. You may use either your Social Security Number or Employer Identification Number.
(5)   List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


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